UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2005

0-13063

(Commission File Number)

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of Incorporation)	(IRS Employer Identification Number)

750 Lexington Avenue, New York, New York 10022

(Address of registrant’s principal executive office)

(212) 754-2233

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.              Results of Operation and Financial Condition.

The information contained in this Item 2.02 (“Results of Operations and Financial Condition”) of this Current Report, together with Exhibit 99.1 hereto, is being furnished under Item 2.02.  As such, the information contained in this Item and such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 23, 2005, Scientific Games Corporation (the “Company”) issued a press release announcing, among other things, results for the three months and the year ended December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), also contains the Company’s “EBITDA” results, which are non-GAAP earnings results that exclude certain items. EBITDA, as used in the press release, represents operating income plus depreciation and amortization expenses.  EBITDA is included in the press release as, among other things, it is a basis upon which the Company assesses its financial performance, and it provides useful information regarding the Company’s ability to service its debt. In addition, EBITDA is useful to investors in evaluating the Company’s financial performance because it is a commonly used financial analysis tool for measuring and comparing gaming companies in several areas of liquidity, operating performance and leverage.  EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with GAAP as measures of the Company’s profitability or liquidity.  EBITDA as used in the press release may differ from similarly titled measures presented by other companies. A table reconciling EBITDA to GAAP net income is included in the condensed consolidated financial statement data included in the Company’s press release.  Also included in the Company’s press release is certain net income information presented on a pro forma, non-GAAP, basis to indicate the effect of certain items noted in the press release; a table reconciling such pro forma net income information to GAAP net income is included in the Company’s press release.

Section 8 - Other Events

Item 8.01.                                          Other Events.

In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2004, the Company determined that it had an internal control deficiency that constitutes a “material weakness” as defined by the Public Company Accounting Oversight Board’s Accounting Standard No. 2.  The Company has concluded that it had insufficient personnel resources and technical accounting expertise within the accounting function to resolve non-routine or complex accounting matters.

As a result, management will be unable to conclude that the Company’s internal controls over financial reporting are effective as of December 31, 2004.  Therefore Deloitte & Touche LLP will issue an adverse opinion with respect to the Company’s internal controls over financial reporting.  The Company is in the process of remediating this material weakness.

Section 9 - Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

	By:	/s/ Martin E. Schloss
		Name:	Martin E. Schloss
		Title:	Vice President and General Counsel

Date: February 23, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated February 23, 2005.